UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

Vitesse Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41546	88-3617511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

9200 E. Mineral Avenue, Suite 200 Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 361-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Completion of Spin-Off of Vitesse from Jefferies

On January 13, 2023 (the “Distribution Date”), Jefferies Financial Group Inc. (“Jefferies”) completed the previously announced legal and structural separation and distribution to its shareholders of all of the outstanding shares of Vitesse Energy, Inc. (“Vitesse” or the “Company”) held by Jefferies, which represented approximately 94.37% of the Company’s total issued and outstanding common stock (the “Spin-Off”). The distribution was made in the amount of one share of Vitesse common stock for every 8.49668 Jefferies common shares (the “Distribution”) owned by Jefferies’ shareholders as of the close of business on December 27, 2022, the record date of the Distribution.

On January 13, 2023, in connection with the Spin-Off, the Company entered into several agreements with Jefferies and other related parties that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship of the parties following the Spin-Off, including a Separation and Distribution Agreement and a Tax Matters Agreement.

Summaries of the material terms and conditions of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements Related to the Spin-Off” of the Company’s information statement, dated January 6, 2023 (the “Information Statement”), which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2023 and which summaries are incorporated by reference herein. The summaries of the Separation and Distribution Agreement and Tax Matters Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such Separation and Distribution Agreement and Tax Matters Agreement, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated by reference herein.

Revolving Credit Facility

On January 13, 2023, in connection with the Spin-Off, the Company entered into a new revolving credit facility (the “Revolving Credit Facility”), which amended and restated the revolving credit facility of Vitesse Energy, LLC, the predecessor of the Company.

A summary of the material terms and conditions of the Revolving Credit Facility can be found in the section entitled “Description of Our Indebtedness—New Revolving Credit Facility” of the Information Statement and which summary is incorporated by reference herein. The summary of the Revolving Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Facility, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 related to the Revolving Credit Facility, including the information set forth under the subheading “Revolving Credit Facility,” is incorporated into this Item 2.03 by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant

Immediately prior to the Distribution, the Company was a majority owned subsidiary of Jefferies. On the Distribution Date, Jefferies distributed all of the 26,611,195 shares of Vitesse common stock held by Jefferies in the Distribution, which represented approximately 94.37% of the Company’s total issued and outstanding common stock. As a result of the Distribution, the Company became an independent, publicly traded company with its common stock listed under the symbol “VTS” on the New York Stock Exchange, and Jefferies retained no ownership interest in the Company. The Spin-Off was made without the payment of any consideration or the exchange of any shares by Jefferies’ shareholders. The information set forth under Item 1.01 above set forth under the subheading “Completion of Spin-Off of Vitesse from Jefferies” is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director and Officer Appointments

In connection with the Spin-Off, (i) effective upon the commencement of when-issued trading in Vitesse’s common stock on January 10, 2023, the size of the Board of Directors of the Company (the “Board”) was increased from one to two members and Daniel O’Leary was appointed to fill the vacancy created by the increase in the size of the Board, and (ii) effective as of the Distribution Date, the size of the Board increased from two to seven members and each of Linda Adamany, Brian Friedman, Cathleen Osborn, Randy Stein and Joseph Steinberg were appointed to fill the vacancies created by the increase in the size of the Board. Bob Gerrity previously served as a director of the Company prior to the Spin-Off and will continue to serve as a director of the Company following the Spin-Off. Mr. Gerrity was appointed Chairman of the Board. It is expected that Mr. O’Leary will be elected to serve as Lead Director by a majority of the independent directors.

In connection with their joining the Board, certain directors of the Company were appointed to the Audit Committee, Compensation Committee and Nominating, Governance and Environmental and Social Responsibility Committee of the Board (the “Committees”). The current composition of the Committees is as follows:

Committee	Members
Audit Committee	Randy Stein (Chair) Linda Adamany Daniel O’Leary Cathleen Osborn
Compensation Committee	Linda Adamany (Chair) Daniel O’Leary Cathleen Osborn
Nominating, Governance and Environmental and Social Responsibility Committee	Daniel O’Leary (Chair) Linda Adamany Randy Stein

Following the Spin-Off, Mr. Gerrity will continue to serve as Chief Executive Officer, Brian Cree will continue to serve as President, David Macosko will continue to serve as Chief Financial Officer and Christopher Humber will continue to serve as General Counsel and Secretary. Mr. Cree will no longer serve as Chief Operating Officer following the Spin-Off.

Information regarding the background of each of the foregoing directors and executive officers of the Company, compensation information for the Company’s directors and compensation information for the Company’s named executive officers can be found in the sections entitled “Management,” “Management—Director Compensation” and “Executive Compensation,” respectively, of the Information Statement, which are incorporated by reference herein.

Vitesse Energy, Inc. Long-Term Incentive Plan

The Vitesse Energy, Inc. Long-Term Incentive Plan (the “LTIP”) became effective on the Distribution Date. The LTIP provides for the issuance of up to 3,960,000 shares of Vitesse common stock, subject to adjustments as provided by the LTIP. A summary of the material terms of the LTIP can be found in the Information Statement under the section entitled “Executive Compensation—Vitesse Energy, Inc. Long-Term Incentive Plan,” which summary is incorporated by reference herein. The summary of the LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Vitesse Energy, Inc. Transitional Equity Award Adjustment Plan

The Vitesse Energy, Inc. Transitional Equity Award Adjustment Plan (the “Transitional Plan”) became effective on the Distribution Date. The Transitional Plan will generally provide for the treatment of those Jefferies outstanding compensatory equity awards that are to be adjusted into equity incentive awards denominated both in shares of Vitesse common stock and in Jefferies common shares in connection with the Spin-Off. The Transitional Plan provides for the issuance of up to 2,182,299 shares of Vitesse common stock, subject to adjustments as provided by the Transitional Plan. A summary of the material terms of the Transitional Plan can be found in the Information Statement under the section entitled “Certain Relationships and Related Party Matters—Agreements Related to the Spin-Off—Transitional Equity Award Adjustment Plan,” which summary is incorporated by reference herein. The summary of the Transitional Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Transitional Plan, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Payments in Connection with Termination of Employment Agreements

In connection with the Spin-Off, on January 13, 2023, Bob Gerrity entered into a letter agreement (the “Gerrity Letter Agreement”) with the Company and Vitesse Management Company LLC, Vitesse Energy, LLC and Vitesse Oil, LLC, each a subsidiary of the Company, pursuant to which (i) Mr. Gerrity’s prior employment agreement with Vitesse Management Company LLC, Vitesse Energy, LLC and Vitesse Oil, LLC was terminated, (ii) the Company granted Mr. Gerrity an award of time-vested restricted stock units with respect to 1,650,000 shares of Vitesse’s common stock, of which (a) 1,500,000 restricted stock units will vest in three equal annual installments, subject to continued employment through such dates, provided, that if Mr. Gerrity voluntarily resigns (due to being retirement eligible), is terminated without cause, resigns for good reason, dies or is terminated due to disability, subject to compliance with restrictive covenants, including non-competition restrictions, through the remainder of the vesting period, the restricted stock units will vest in accordance with their original vesting schedule and (b) 150,000 restricted stock units will vest in three equal annual installments, subject to continued employment through such dates, provided, that if Mr. Gerrity’s employment is terminated without cause, due to a resignation for good reason, or due to death or disability, the restricted stock units will vest, (iii) Mr. Gerrity’s 2023 annual base salary was set at $550,000 and 2023 target bonus was set at 100% of the base salary, and (iv) Mr. Gerrity received payment of his earned but unpaid annual bonus of $1,175,000 for the fiscal year 2022.

In connection with the Spin-Off, on January 13, 2023, Brian Cree entered into a letter agreement (the “Cree Letter Agreement”) with the Company and Vitesse Management Company LLC, Vitesse Energy, LLC and Vitesse Oil, LLC, each a subsidiary of the Company, pursuant to which (i) Mr. Cree’s prior employment agreement with Vitesse Management Company LLC, Vitesse Energy, LLC and Vitesse Oil, LLC was terminated, (ii) the Company granted Mr. Cree an award of time-vested restricted stock units with respect to 726,000 shares of Vitesse’s common stock, of which (a) 363,000 restricted stock units will vest in three equal annual installments, subject to continued employment through such dates, provided, that if Mr. Cree voluntarily resigns (due to being retirement eligible), is terminated without cause, resigns for good reason, dies or is terminated due to disability, subject to compliance with restrictive covenants, including non-competition restrictions, through the remainder of the vesting period, the restricted stock units will vest in accordance with their original vesting schedule and (b) 363,000 restricted stock units will vest in three equal annual installments, subject to continued employment through such dates, provided, that if Mr. Cree’s employment is terminated without cause, due to a resignation for good reason, or due to death or disability, the restricted stock units will vest, (iii) Mr. Cree’s 2023 annual base salary was set at $425,000 and 2023 target bonus was set at 85% of the base salary, and (iv) Mr. Cree received payment of his earned but unpaid annual bonus of $725,000 for the fiscal year 2022.

A description of the material terms of the Gerrity Letter Agreement and the Cree Letter Agreement can be found in the Information Statement under the section entitled “Executive Compensation—Historical Compensation Paid or Awarded Under Vitesse Energy Plans and Arrangements and Certain Compensation Being Granted or Paid in Connection with the Spin-Off,” which is incorporated by reference herein. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Gerrity Letter Agreement and the Cree Letter Agreement, which are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”) became effective on January 12, 2023 and January 13, 2023, respectively.

A summary of the material provisions of the Charter and Bylaws can be found in the section entitled “Description of Our Capital Stock” of the Information Statement, which summary is incorporated herein by reference. The summary of the Charter and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Spin-Off, and effective on January 13, 2023, the Board adopted a Code of Business Conduct and Ethics and Corporate Governance Guidelines. Copies of the Company’s Code of Business Conduct and Corporate Governance Guidelines are available on the Company’s website at www.vitesse-vts.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 8.01	Other Events

On January 17, 2023, the Company and Jefferies issued a joint press release announcing the completion of the Spin-Off. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current views and include statements about the Company’s future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” “would,” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the composition of the Board, election of the Lead Director, officer appointments, and director and executive compensation. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including risk factors that could cause actual results to differ from those in our forward-looking statements is contained in reports the Company files with the SEC. You should read and interpret any forward-looking statement together with the reports the Company files with the SEC. The Company undertakes no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances. The Company is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of January 13, 2023, by and among Jefferies Financial Group Inc., Vitesse Energy Finance LLC, Vitesse Energy, Inc., and the other signatories listed therein*

3.1	Amended and Restated Certificate of Incorporation of Vitesse Energy, Inc.

3.2	Amended and Restated Bylaws of Vitesse Energy, Inc.

10.1	Tax Matters Agreement, dated as of January 13, 2023, between Jefferies Financial Group Inc. and Vitesse Energy, Inc.

10.2	Second Amended and Restated Credit Agreement, dated as of January 13, 2023, among Vitesse Energy, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto*

10.3	Vitesse Energy, Inc. Long-Term Incentive Plan†

10.4	Vitesse Energy, Inc. Transitional Equity Award Adjustment Plan*†

10.5	Letter Agreement, dated as of January 13, 2023, by and among Vitesse Management Company LLC, Vitesse Energy, LLC, Vitesse Oil, LLC, Vitesse Energy, Inc. and Bob Gerrity*†

10.6	Letter Agreement, dated as of January 13, 2023, by and among Vitesse Management Company LLC, Vitesse Energy, LLC, Vitesse Oil, LLC, Vitesse Energy, Inc. and Brian Cree*†

99.1	Joint Press Release issued by Vitesse Energy, Inc. and Jefferies Financial Group Inc. on January 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

†	Compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2023	VITESSE ENERGY, INC.

/s/ Christopher I. Humber
Christopher I. Humber
General Counsel and Secretary